UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 August 9, 2006
                Date of report (date of earliest event reported)

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                              DIGITAL FUSION, INC.
             (Exact Name of Registrant as Specified in its Charter)

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          Delaware                   0-24073                13-3817344
(State or Other Jurisdiction     (Commission File         (IRS Employer
     of Incorporation)                Number)            Identification No.)


             New Address 5030 Bradford Drive, Building 1, Suite 210
                       Old Address 4940-A Corporate Drive,
                              Huntsville, AL 35805
                    (Address of Principal Executive Offices)


                                 (256) 837-2620
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former Name or Former address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing in intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14D-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Section 2 - Financial Information

Item 2.02   Results of Operations and Financial Condition.

     On August 9, 2006, Digital Fusion, Inc. issued a press release containing information regarding its operations and financial condition for the second quarter ended June 30, 2006.

     A copy of the press release is attached hereto as Exhibit 99.1.


Section 9 - Financial Statements Exhibits

Item 9.01   Financial Statements and Exhibits

(c)  Exhibits

       Exhibit No.         Description
       -----------         -----------

       99.1*               Press release dated August 9, 2006, issued by Digital
                           Fusion, Inc.


*  Filed herewith.


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SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 9, 2006

                          DIGITAL FUSION, INC.



                          By:  /s/ Christopher L. Brunhoeber
                              --------------------------------------------------
                              Christopher L. Brunhoeber, Chief Financial Officer



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                                  EXHIBIT INDEX


   Exhibit No.           Description
   -----------           -----------

      99.1*              Press release dated August 9, 2006, issued by Digital
                         Fusion, Inc.


*  Filed herewith.